Exhibit 10.1

AMENDMENT NO. 27 TO REVOLVING CREDIT AGREEMENT

AMENDMENT (this “Amendment”), dated as of December 12, 2008, among FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (the “Borrower”), the financial institutions which are parties to the Agreement hereinafter referred to (each a “Lender” and collectively, the “Lenders”), and BANK OF SCOTLAND PLC, acting through its New York branch, as agent for the Lenders under such Agreement (in such capacity, the “Agent”), to the Revolving Credit Agreement, dated as of November 12, 2004, among the Borrower, the Lenders and the Agent, as such agreement has been amended in writing from time to time prior to this Amendment (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower anticipates receiving cash proceeds from a judgment in certain litigation in which the Borrower has been engaged; and

WHEREAS, the Borrower has requested that certain amendments set forth herein be made to the Agreement to reflect certain agreements the Lenders and the Borrower have reached, including with respect to the treatment of the proceeds from such litigation; and

WHEREAS, subject to the terms and conditions contained below, the Agent and the Lenders are willing so to amend the Agreement;

NOW, THEREFORE, it is agreed:

1.  Definitions.  All terms used herein which are defined in the Agreement (including, to the extent any such terms are to be added or amended by this Amendment, as if such terms were already added or amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein.  All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

2.  Effect of Amendment.  As used in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as amended hereby.

3.  Amendments.  The Agreement is hereby amended as follows:

(a)           Annex I.  Annex I to the Agreement is amended as follows:

(i)            by restating in its entirety the definition of “Base Rate” therein to read as follows:

“Base Rate” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate in effect for such day plus

1/2 of 1%; (b) the rate of interest in effect for such day as publicly announced by the Agent from time to time as its “prime rate”; and (c) the Adjusted One Month LIBOR Rate in effect for such day plus 1%.  Any change in the Federal Funds Rate, the Agent’s “prime rate”, or the Adjusted One Month LIBOR Rate shall be reflected in the Base Rate on the first Business Day such change in the Federal Funds Rate, the Agent’s “prime rate” or the Adjusted One Month LIBOR Rate, as the case may be, becomes effective without any requirement for the Agent to give notice of such change in rate to the Borrower.

(ii)           by inserting the following new definitions therein in appropriate alphabetical order therein:

“Adjusted One Month LIBOR Rate” shall mean, for any day, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time on such day for Dollar deposits with a one month term.

“Litigation” shall mean Prudential Financial, Inc. v. JP Morgan Chase Bank, National Association, et. al.

“Litigation Net Proceeds” shall mean the cash received by the Borrower from time to time as a result of a settlement of the Litigation, less costs, expenses, including, without limitation, attorneys’ fees, incurred by the Borrower in connection with the Litigation.

(b)           Section 8.18.  Section 8.18(a)(i) and Section 8.18(a)(iii) of the Agreement are amended and restated in their entirety to read as follows:

(i)  maintain a ratio of Indebtedness to Tangible Net Worth equal to or less than 5.25 to 1.00 for the last day of the fiscal quarter then ended; provided that such ratio shall reduce to 5.00 to 1.00 effective upon the Borrower’s certification to the Lenders, and the Lenders’ written approval of such certification, that the Borrower has received Litigation Net Proceeds of at least $3,500,000;

(iii)  maintain a Tangible Net Worth equal to or greater than $50,000,000 (the “Base”) for the last day of the fiscal quarter then ended; provided that the Base shall be increased from time to time by the amount of Litigation Net Proceeds certified as received by the Borrower (and the Borrower covenants to provide such certification promptly after receipt of Litigation Net Proceeds from time to time), such increase to be effective on and as of the Lenders’ written approval of such certification.

4.  Representations.  In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby represents, warrants and covenants to the Agent and the Lenders as of the date hereof and (if different) as of the Amendment Closing Date (which representations, warranties and covenants shall survive the execution, delivery and effectiveness of this Amendment) as follows:

(a)           No Default or Event of Default exists nor, after giving effect to the consents contained herein, will any Default or Event of Default arise.

(b)           Each representation and warranty made by the Borrower in the Loan Documents is true and correct.

(c)           The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)           This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)           No Material Adverse Change has occurred since November 12, 2004.

5.  Effectiveness.  This Amendment shall become effective as of the date hereof when each of the following conditions (the first date on which all such conditions have been so satisfied (or waived) is herein referred to as the “Amendment Closing Date”) has been fulfilled to the satisfaction of the Agent (or waived by the Agent in its sole discretion).

(a)           Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention:  Loan Administration) or such other place directed by the Agent.

(b)           No Change.  On the Amendment Closing Date, both before and after giving effect to the transactions contemplated by this Amendment to be effective on the Amendment Closing Date, no Material Adverse Change shall have occurred since November 12, 2004.

(c)           Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a “Confirming Consent”), and delivered the same to the Agent at 1095 Avenue of the Americas, New York, New York 10036 (Attention:  Loan Administration) or such other place directed by the Agent.

(d)           No Defaults.  No Default or Event of Default shall exist.

(e)           Accuracy of Representations.  Each representation and warranty made by the Borrower, each Primary Obligor, each Portfolio Entity, each Related Entity and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

(f)            Amendment Fee.  The Borrower shall have paid to the Lenders an amendment fee in the amount of $50,000.

6.  Ratification and Release. The Borrower does hereby remise, release and forever discharge the Agent and the Lenders and each of their respective affiliates, successors, officers, directors, employees, counsel and agents, past and present, and each of them, of and from any and all manner of actions, and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or in equity, which against the Agent, the Lenders or any of their respective affiliates, successors, officers, directors, employees, counsel or agents, or any one or more of them, the Borrower ever had, now has, or hereafter can, shall or may have for or by reason of any cause, matter or thing that occurred or did not occur on or prior to the Amendment Closing Date with respect to the Loan Agreement, this Amendment or any Security Document or other Loan Document, any previous version hereof or thereof or any proposed amendment or waiver hereof or thereof.

7.  Limited Nature of Amendments and Consent.  The amendments and consent set forth herein are limited precisely as written and shall not be deemed to (a) be a consent by the Agent or the Lenders to any waiver of, or modification of, any other term or condition of the Agreement, or any of the documents referred to in any of the foregoing or (b) prejudice any right or rights which any of the Lenders or the Agent may now have or may have in the future under or in connection with the Agreement, or any of the documents referred to in any of the foregoing.  Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.  Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, and, by execution and delivery hereof, the Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, unless waived in writing by the Agent and the Majority Lenders.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

10.  Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

11.  Writings Only.  BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT NO TERM OR PROVISION OF THE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE CHANGED, WAIVED, SUPPLEMENTED OR OTHERWISE MODIFIED VERBALLY, BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RELEVANT PARTIES, AS FURTHER PROVIDED IN SECTION 12.2 OF THE CREDIT AGREEMENT.

12.  Entire Agreement.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13.  Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.  Telecopied signatures hereto and to the Confirming Consent shall be of the same force and effect as an original of a manually signed copy.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first shown.

BANK OF SCOTLAND PLC, acting through
its New York branch, as Agent and as Lender

By
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By
Name:
Title:

[Signature Page to Amendment No. 27 to Revolving Credit Agreement]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment No. 27 (the “Amendment”) to the Revolving Credit Agreement dated as of December 12, 2008 among the Borrower, the Lenders and the Agent; said agreement, as previously amended and modified from time to time prior to the Amendment, as amended and modified by the Amendment and from time to time hereafter further amended or otherwise modified, the “Amended Agreement”.

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect and the terms “Obligations” and “Secured Obligations” used in such Loan Documents include all Obligations of the Borrower under the Amended Agreement; and

(b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment to any subsequent amendment to the Agreement or the Amended Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Amended Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FC CAPITAL CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE ASSET CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING, L.P.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING GP CORP.

By:
Name: James C. Holmes
Title: Executive Vice President